                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   -----------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported)  March 28, 2003
                                                          ----------------


                        WARWICK VALLEY TELEPHONE COMPANY
 -----------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


        NEW YORK                        0-11174                14-1160510
--------------------------------------------------------------------------
 (State or Other Jurisdiction        (Commission             (IRS Employer
     of Incorporation)                File Number)         Identification No.)


47 MAIN STREET, WARWICK, NEW YORK                               10990
--------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code  (845) 986-8080
                                                   -----------------------


--------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

              ITEM 5. OTHER EVENTS

                   The suit filed against Warwick Valley Telephone Company in the Southern District of New York alleging that the Company should register as an investment company under the Investment Company Act of 1940 was dismissed with prejudice on March 27, 2003 by order of the Court based upon a stipulation of counsel to the parties.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934,the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       WARWICK VALLEY TELEPHONE COMPANY

Dated: March 28, 2003                  By: /s/ M. Lynn Pike
                                          ----------------------------

                                       Name:  M. Lynn Pike
                                       Title: President